                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


- -------------------------------------------------------------------------------
                                 LaBarge, Inc.
- -------------------------------------------------------------------------------

            William J. Maender, Vice President-Finance and Secretary

Payment of filing fee by wire:
  [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction  applies:

- -------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- -------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1)   Amount previously paid:

- -------------------------------------------------------------------------------
  (2)   Form, schedule or registration statement no.:
                    Definitive Proxy Statement

- -------------------------------------------------------------------------------
  (3)   Filing party:
                    LaBarge, Inc.

- -------------------------------------------------------------------------------
  (4)   Date filed:
                    September 18, 1996

- -------------------------------------------------------------------------------




  ____________________

        (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   NOTICE OF
                              1996 ANNUAL MEETING
                                OCTOBER 22, 1996
                              AND PROXY STATEMENT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 22, 1996


TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the Adam's Mark Hotel, Fourth and Chestnut Streets, St. Louis, Missouri, on October 22, 1996, at 11:00 A.M., CDT.

         At the Annual Meeting, Common Stockholders will be asked:

         1.      To elect two Directors for a term ending in 1999;

         2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for fiscal 1997;

         3. To transact such other business as may properly come before the meeting.

         Only stockholders whose names appear of record at the Company's close of business on August 30, 1996 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

         If you receive more than one proxy card because you own shares registered in different names or at different addresses, please complete, sign, date and return each proxy card as soon as possible in the enclosed envelope, which needs no postage if mailed in the United States. You must complete and return a proxy card in order to exercise your proxy voting rights.

                                         By Order of the Board of Directors,



                                         WILLIAM J. MAENDER
                                         Vice President - Finance and Secretary

September 16, 1996





ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                 LABARGE, INC.
                            707 NORTH SECOND STREET
                             POST OFFICE BOX 14499
                            ST. LOUIS, MO 63178-4499


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 1996


         This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about September 20, 1996 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held on October 22, 1996 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

         Holders of shares of common stock, par value $.01 per share (the "Common Stock") of the Company at its close of business on August 30, 1996 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date 15,601,891 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

         A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent accountants requires the affirmative vote of Stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

         Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controls approximately 31.5% of the Common Stock outstanding on the Record Date.

         Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, an abstention or broker non-vote will have no effect on the outcome of the election of directors or on the ratification of the recommended independent accountants.

         All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR the ratification of the recommended independent accountants and, at the discretion of the named proxies, on any other matters that may come before the Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy,
(ii) duly executing a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 707 North Second Street, St. Louis, Missouri 63102 [telephone number (314) 231-5960].

         The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile transmission or telegraph, by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

         A copy of the Company's Annual Report for the fiscal year ended June 30, 1996 is being mailed to each stockholder along with this Proxy Statement.


            THE DATE OF THIS PROXY STATEMENT IS SEPTEMBER 17, 1996.



                      PROPOSAL 1:   ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, designated Class A, Class B and Class C, each class being elected for a three-year term. Two Class A Directors will be elected at the upcoming 1996 Annual Meeting; three Class B Directors, at the 1997 Annual Meeting, and three Class C Directors, at the 1998 Annual Meeting, and in each case when their successors have been elected and qualified. The nominees for election as Class
A Directors are:   Craig E. LaBarge and James P. Shanahan, Jr.  The nominees
receiving the greatest number of votes at the Annual Meeting will be elected.

         The nominees for election as Class A Directors at the Annual Meeting, set forth in the table below, are incumbent Directors. Each of the nominees has consented to serve as a Director if elected. Unless authority to vote for either of the Directors is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that either of the nominees for Director should, before the Annual Meeting, become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors. The accompanying form of Proxy contains a discretionary grant of authority with respect to this matter. To the best of the Company's knowledge, all nominees will be available to serve.

         The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual
Meeting:

                                                         TERM
                                                       EXPIRATION   AGE     DIRECTOR       POSITIONS WITH THE
                                                         DATE                SINCE              COMPANY
                                                       ----------   ---     --------       ------------------
NOMINEES FOR ELECTION AS CLASS A DIRECTORS

  CRAIG E. LABARGE                                       1999       45       1981        CHIEF EXECUTIVE OFFICER,
                                                                                         PRESIDENT AND DIRECTOR

  JAMES P. SHANAHAN, JR.                                 1999       35       1987        DIRECTOR

Continuing Class B Directors

  R. Hal Dean                                            1997       79       1981        Director

  J. C. Kuhn, Jr.                                        1997       56       1989        Director

  Edward J. Nestor, Jr.                                  1997       71       1972        Director

Continuing Class C Directors

  Gus G. Casten                                          1998       71       1971        Director

  Richard P. Conerly                                     1998       72       1975        Director

  Pierre L. LaBarge, Jr.                                 1998       71       1967        Chairman Emeritus and Director




                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                   FOR ELECTION OF ITS NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR

         The following table sets forth certain information, as of August 30, 1996, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting and nominees for directors of the
Company:


          NAME                       AGE                  POSITION(S)
   ----------------------------------------------------------------------------------------------------
   Pierre L. LaBarge, Jr.  ........  71          Chairman Emeritus and Director

   Craig E. LaBarge  ..............  45          Chief Executive Officer, President and Director

   William J. Maender .............  50          Vice President - Finance, Treasurer & Secretary

   Harvey Baker ...................  45          Vice President - Operations

   Thomas L. Hubbard ..............  43          Vice President - Telecommunications Business Unit

   Gus G. Casten ..................  71          Director

   Richard P. Conerly .............  72          Director

   R. Hal Dean ....................  79          Director

   J. C. Kuhn, Jr. ................  56          Director

   Edward J. Nestor, Jr. ..........  71          Director

   James P. Shanahan, Jr. .........  35          Director


         Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor of the Company and serves as a member of the Audit Committee of the Board of Directors. Mr. LaBarge retired from day-to-day business operations on July 1, 1995. He has been a Director since 1967.

         Craig E. LaBarge is the son of Pierre L. LaBarge, Jr. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President - Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to present), Vice President of the Company (1981 to 1986) and President and Chief Operating Officer of the Company (1986 to 1991). He has been a Director since 1981.

         Mr. Maender joined the Company in 1984.   He has been Vice President -
Finance, Treasurer and Secretary for more than five years.

         Mr. Baker joined the Company in 1996. Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

         Mr. Hubbard joined the Company in 1980. He became Director of the newly-formed Telecom-munications Business Unit in 1995 and was named Vice President - Telecommunications Business Unit in 1996. Prior to that time, he was Sales Manager for the Joplin facility for more than five years.

         Dr. Casten became a Director in 1971 and serves as a member of the Human Resources Committee of the Board of Directors. He is retired and was formerly a physician with Montclair Cardiology Associates, P.A., Birmingham, Alabama.

         Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. (a private company) from 1987 to 1994; President of Pott Industries Inc., St. Louis, Missouri, a marine services company, from 1969 to 1987; and Vice Chairman of Coal-Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985.

         Mr. Dean became a Director in 1981 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been retired for more than the past five years and was formerly Chairman of the Board, President and Chief Executive Officer of Ralston Purina Company.

         Mr. Kuhn retired from the positions of Executive Vice President and Chief Operating Officer of the Company on June 30, 1996. He has been a Director since 1989.

         Mr. Nestor became a Director in 1972 and serves as a member of the Audit Committee of the Board of Directors. He joined the predecessor of the Company in 1961 and served as Executive Vice President - Finance and Treasurer from 1975 to 1987, Secretary from 1985 to 1988 and Senior Vice President - Administration from 1987 to 1988. Mr. Nestor retired as an officer and employee of the Company in 1988.

         Mr. Shanahan became a Director in 1987 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been Executive Vice President and General Counsel of Pacholder Associates, Inc., an
investment advisory firm, since 1986.   Mr. Shanahan is also a director of USF&G
Pacholder Fund, Inc.


         The Board of Directors of the Company held six meetings in fiscal 1996. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 1996. This Committee performed the following principal functions: (i) reviewed financial statements with the Company's chief financial officer and independent accountants, (ii) reviewed the independent accountants' "management letters" and (iii) approved the appointment of the independent accountants for fiscal 1997. The Company also has a standing Human Resources Committee of its Board of Directors, which held two meetings in fiscal 1996. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee which performs similar functions. Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 1996.


DIRECTORS' FEES
Members of the Board of Directors who are not employees of the Company ("Non-employee Directors") receive $1,500 for each Board meeting attended. Non-employee Directors who are members of Committees of the Board receive $750 for each committee meeting attended. Additionally, each Non-employee Director receives $500 for attendance at the Company's annual meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of the Chief Executive Officer and the three other most highly compensated executives who served in such capacities as of June 30, 1996, for the fiscal years indicated.

                                           ANNUAL COMPENSATION                LONG-TERM COMPENSATION (1)
                                        ---------------------------        -------------------------------
                                                                                   AWARDS         PAYOUTS
                                                                           ---------------------  -------
                                                            OTHER         RESTRICTED                           ALL
            NAME AND                                        ANNUAL           STOCK      OPTIONS/    LTIP      OTHER
       PRINCIPAL POSITION       FISCAL   SALARY     BONUS    COMP.           AWARDS      SARS      PAYOUTS     COMP.
                                YEAR    ($)(1)     ($)(1)    ($)             ($)(2)     (#) (2)      ($)      ($)(3)
       ------------------       ------  --------   --------  ------        ----------   --------   -------    -------
       Craig E. LaBarge          1996   $250,000   $45,000     0               0         25,000      0        $20,003
        CEO  & President         1995    230,000    43,000     0               0         40,000      0         20,003
                                 1994    222,702      0        0               0         65,000      0         21,732

       J. C. Kuhn, Jr. (4)       1996    176,800    25,000     0               0         15,000      0         21,570
        Executive Vice           1995    170,000    23,000     0               0         20,000      0         21,570
         President & COO         1994    167,154      0        0               0         30,000      0         23,202

       William J. Maender        1995    156,000    21,000     0               0         10,000      0         18,531
        Vice President-Finance,  1995    150,000    19,000     0               0         15,000      0         18,467
         Secretary & Treasurer   1994    146,769      0        0               0         20,000      0         22,338

       J. Barry Pipkin           1996    129,500      0        0               0           0         0         20,937
        Vice President           1995    129,269      0        0               0           0         0         20,934
                                 1994    128,261      0        0               0         10,000      0         34,046


       (1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

       (2) No SARs were granted during the fiscal year.

       (3) Includes the following by individual for the fiscal year ended June 30, 1996:

                                 SPLIT $ LIFE        COMPANY MATCH ON
                  NAME           PREMIUM (a)         401(k) DEFERRALS
                  ----           -------------       ----------------
         Craig E. LaBarge         $  20,003             $     0

         J. C. Kuhn, Jr.             21,570                   0

         William J. Maender          16,702                 1,829

         J. Barry Pipkin             19,243                 1,694


           (a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.

       (4) Mr. J. C. Kuhn, Jr. retired June 30, 1996.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth all stock options granted to the named executives during the fiscal year ended June 30, 1996.

                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES
                                                                                  OF STOCK PRICE APPRECIATION
                              INDIVIDUAL GRANTS                                       FOR OPTION TERM
                          -------------------------                                 ---------------------
                                       % OF TOTAL
                          OPTIONS/    OPTIONS/SARS
                            SARS       GRANTED TO     EXERCISE OR
                          GRANTED     EMPLOYEES IN    BASE PRICE    EXPIRATION
        NAME              (#) (a)     FISCAL YEAR      ($/SH)         DATE (b)       5% ($)       10% ($)
        ----              --------   --------------   -----------   ----------       ------       -------
    Craig E. LaBarge      25,000         50%           $4.378        8/15/00        $30,239      $66,820

    J. C. Kuhn, Jr.       15,000         30%            3.98         8/15/05         37,545       95,146

    William J. Maender    10,000         20%            3.98         8/15/05         25,030       63,431

    J. Barry Pipkin         0             -              -              -              -            -


    (a)    No SARs were granted during the fiscal year.

    (b) The date of exercisability of the options granted in fiscal 1996 is August 15, 1997.


AGGREGATE OPTION EXERCISES AND YEAR END OPTION VALUES

     The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 1996 and the number and value of unexercised options held by such executives at fiscal year end.

                                                                                     VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED            "IN THE MONEY"
                                                        OPTIONS AT YEAR END         OPTIONS AT YEAR END (a)
                        NO. SHARES                  ---------------------------   ----------------------------
                        ACQUIRED ON    VALUE
           NAME          EXERCISE    REALIZED (b)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----         -----------  ------------   ----------- ---------------   -----------    -------------
   Craig E. LaBarge          0         $  0           65,000        65,000          $516,750        $429,986

   J. C. Kuhn, Jr.         30,000       75,000          0           35,000              0            235,613

   William J. Maender        0            0           35,000        25,000           289,163         170,200

   J. Barry Pipkin         23,000       68,420          0             0                 0               0


    (a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at June 30, 1996 was $9.1875.

    (b) Value realized is the difference between market value of a share on the exercise date and the exercise price per share, times the number of shares exercised.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of three outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

         - review and recommend to the Board the annual salary, incentive compensation and other benefits of the chief executive officer and other members of executive management.

         The Company's compensation practices are designed to achieve certain fundamental objectives, including:

         -   to attract and retain talented key executives;

         -   to set competitive compensation levels;

         - to provide incentives which focus performance on the achievement of Company objectives; and

         - to align executive compensation with the interests of the stockholders.

         To assist the Committee, the Company has, for more than ten years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

         Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

         Each year the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, debt reduction, customer development, the accomplishment of specific important objectives such as new acquisitions, divestitures, refinancing, and many subjective factors. All of these factors were considered in determining the CEO's total compensation package for fiscal 1996 and the recommended salary and bonuses for the other officers for fiscal 1996. Since the management team is small, this approach has worked well and has been adequate to achieve the stated objectives.


                      Committee members:         R. Hal Dean, Chairman
                                                 G. G. Casten
                                                 James P. Shanahan, Jr.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         Set forth below is information as of August 30, 1996, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and ownership of Common Stock beneficially owned by each Director and nominee for Director of the Company, and all executive officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).

        NAME AND ADDRESS OF            SHARES                       PERCENT
        BENEFICIAL OWNERS (1)     BENEFICIALLY OWNED                OF CLASS
    Gus G. Casten                     272,468                         1.8%

    Richard P. Conerly                 51,704                          *

    R. Hal Dean                       108,621                          *

    J. C. Kuhn, Jr.                    73,000  (5)                     *

    Pierre L. LaBarge, Jr.          3,330,826  (2)(3)(4)             21.4%

    Craig E. LaBarge                3,089,829  (3)(4)(5)(6)          19.7%
                                               (7)(8)(9)(12)

    William J. Maender              1,018,817  (4)(5)(10)             6.5%

    Edward J. Nestor, Jr.              26,591  (11)                    *

    James P. Shanahan, Jr.             75,000                          *

    All executive officers and      4,968,213                        31.5%
    directors as a group
    (9 persons)

    *   Less than 1%.

    (1) The address of each executive officer and Director is c/o LaBarge, Inc., 707 North Second Street, St. Louis, MO 63102.

    (2) Includes 1,162,100 shares owned in Pierre L. LaBarge, Jr.'s individual capacity. The remaining 2,168,726 shares represent shared voting and shared investment power.

    (3)  Includes 1,258,809 shares held by a revocable living trust for Pierre
         L. LaBarge, Jr. of which trust Pierre L. LaBarge, Jr. and Craig E. LaBarge are the co-trustees and in which shares Mr. Craig E. LaBarge disclaims beneficial ownership.

    (4) Includes 909,917 shares held in the Benefit Plan as to which the three members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 280,579 shares which are held in accounts of executive officers of the Company and an aggregate of 629,338 shares which are held in accounts of other employees of the Company.

    (5) Includes options exercisable within 60 days for the following number of shares under the 1987 and 1993 Incentive Stock Option Plans: J. C. Kuhn, Jr. - 20,000; Craig E. LaBarge - 105,000; William J. Maender - 50,000; all executive officers and directors as a group - 175,000.

    (6) Includes 30,422 shares held by six trusts, one for each of Pierre L. LaBarge, Jr.'s six grandchildren, of which trusts Craig E. LaBarge, Mark J. LaBarge and Pierre L. LaBarge, III are the co-trustees and in which shares the co-trustees disclaim beneficial ownership.

    (7) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 342 shares as custodian for their two minor children. Craig E. LaBarge disclaims beneficial ownership of these shares.

    (8)  Includes 18,172 shares held by a trust for two minor children of Craig
         E. LaBarge, of which trust Craig E. LaBarge and Mark J. LaBarge are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(9) Includes 642,619 shares owned in Craig E. LaBarge's individual capacity.

(10) Includes 58,900 shares owned in William J. Maender's individual capacity.

(11) Includes 15,816 shares owned in Edward J. Nestor, Jr.'s individual capacity, 10,263 shares owned by his spouse and 512 shares held as custodian for three minor children. Mr. Nestor disclaims beneficial ownership of all but the shares owned in his individual capacity.

(12)     Includes 20,000 shares held in Craig E. LaBarge's IRA.


SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
         To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements have been met during fiscal 1996.


PERFORMANCE GRAPHS
         Five-Year Total Return.   The following graph compares the cumulative
total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a peer group.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
       AMONG LABARGE, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP


                                 LB        AMEX      PEER GROUP
                                 --        ----      ----------
                                100        100          100
                  1992          267        106           98
                  1993          108        121          117
                  1994          158        118          125
                  1995          300        140          174
                  1996        1,225        161          227





*    $100 INVESTED ON 6/30/91 IN STOCK OR INDEX -
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING JUNE 30.

         The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Miltope Group, Inc.; Sparton Corporation; Tech Sym Corporation; Esterline Technologies Corporation; EDO Corporation; Whittaker Corporation; Cubic Corporation; GRC International, Inc. and Aydin Corporation. AEL Industries, Inc., a member of the peer group in previous years, has been deleted from the peer group used in this analysis as it is no longer publicly traded.

               PROPOSAL 2:   SELECTION OF INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP ("Peat Marwick") has been appointed as independent accountants for the Company for the fiscal year ending June 29, 1997 by the Board of Directors with the approval of the Audit Committee. Peat Marwick has been the Company's independent accountants since 1980. Although the appointment of independent accountants is not required to be approved by Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of Peat Marwick is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
             RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP
                   AS INDEPENDENT ACCOUNTANTS FOR FISCAL 1997.

                             STOCKHOLDER PROPOSALS

         Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in October 1997, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 20, 1997.


                                      By Order of the Board of Directors,




                                      WILLIAM J. MAENDER
                                      Vice President - Finance and Secretary


St. Louis, Missouri
September 17, 1996

                                    PROXY


                                 LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 22, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

        THE UNDERSIGNED HEREBY APPOINTS CRAIG E. LABARGE AND WILLIAM J. MAENDER, OR EITHER OF THEM ACTING IN THE ABSENCE OF THE OTHER, PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF STOCKHOLDERS OF LABARGE, INC. TO BE HELD AT THE ADAM'S MARK HOTEL, FOURTH AND CHESTNUT STREETS, ST. LOUIS, MISSOURI, ON OCTOBER 22, 1996, AT 11:00 A.M., ST. LOUIS TIME, AND AT ANY ADJOURNMENTS THEREOF, IN ACCORDANCE WITH THE INSTRUCTIONS NOTED BELOW, AND WITH DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH OTHER MATTERS, NOT KNOWN OR DETERMINED AT THE TIME OF THE SOLICITATION OF THIS PROXY, AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENT THEREOF.
        THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN IN CONNECTION WITH THE ANNUAL MEETING AND DIRECTS SAID PERSONS TO USE THIS PROXY TO ACT OR VOTE AS FOLLOWS:
                                                 (change of address)

Election of Directors, Nominees:       ________________________________________

Class A:   Craig E. LaBarge            ________________________________________

           James P. Shanahan, Jr.      ________________________________________

                                       ________________________________________
                                       (If you have written in the above space,
                                         please mark the  corresponding box on
                                         the reverse side of this card.)

                                                                SEE REVERSE
                                                                    SIDE

00010

[X] Please mark your             SHARES IN YOUR NAME
    votes as in this
    example.


             FOR     WITHHELD                           FOR    AGAINST   ABSTAIN



1.    Election of                                2.  Proposal to ratify the
      Directors                                      selection of KPMG Peat
      (see reverse)                                  Marwick LLP as Independent
                                                     Accountants for the fiscal
                                                     year ending June 29, 1997.

For, except vote withheld from the following nominee(s):

______________________________________________________





                                     Change
                                       of
                                    Address


SIGNATURE(S) ________________________________________      DATE ____________

SIGNATURE(S) ________________________________________      DATE ____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.